UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): December 7, 2006


                   INTERCHANGE FINANCIAL SERVICES CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


           New Jersey               1-10518                  22-2553159
           ----------               -------                  ----------
   (State or other jurisdiction   (Commission               (IRS Employer
          of incorporation)       File Number)           Identification No.)


           Park 80 West/Plaza Two, Saddlebrook, NJ             07663
           ---------------------------------------             -----
           (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (201) 703-2265


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04    Temporary Suspension of Trading Under Registrant's Employee
             Benefit Plans

Pursuant  to an  Agreement  and Plan of  Merger  between  Interchange  Financial
Services Corporation (the "Company") and TD Banknorth Inc. ("TD Banknorth") dated as of April 13, 2006, the Company is expected to merge with a merger subsidiary of TD Banknorth (the "Merger") on or about January 1, 2007. In connection with the Merger, a temporary suspension of transactions involving the Company's Common Stock, no par value (the "Common Stock"), in the Interchange Bank Capital Investment Plan (the "401(k) Plan" or the "Plan") is required in order to allow the plan recordkeeper time to process, exchange and allocate the Merger consideration to each participant.

On December 7, 2006, the Company sent a notice to its directors and executive officers informing them of a temporary suspension of transactions by directors and executive officers involving the Common Stock in connection with the blackout period under the 401(k) Plan. The blackout period is expected to commence on Tuesday, December 26, 2006, and, assuming the Merger is completed on January 1, 2007, is expected to end on Friday, January 19, 2007.

All inquiries regarding the blackout period, including whether the blackout period has started or ended, may be directed to Charles T. Field, Senior Vice President and CFO, Interchange Financial Services Corporation, Park 80 West/Plaza II, Saddle Brook, NJ, 07663, Telephone: (201) 703-2265.

The notice, which was provided to the Company's directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

The following is furnished as an exhibit to this Current Report on Form 8-K:

   Exhibit No.   Description
   ___________   ___________

   99.1 Notice sent to directors and executive officers of Interchange Financial Services Corporation on December 7, 2006.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 7, 2006           Interchange Financial Services Corporation


                                 By: /s/ Charles T. Field
                                     ----------------------
                                 Name: Charles T. Field
                                 Title: SVP & Chief Financial Officer





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                                  EXHIBIT INDEX


EXHIBIT NUMBER   DESCRIPTION
--------------   -----------

99.1 Notice sent to directors and executive officers of Interchange Financial Services Corporation on December 7, 2006.